UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 29, 2004
Date of Report (Date of earliest event reported)

BioReliance Corporation
(Exact name of Registrant as specified in its charter)

Commission File Number: 0-22879

Delaware	52-1541583
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

14920 Broschart Road
Rockville Maryland 20850
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (301) 738-1000

Item 5. Other Events.

     On January 29, 2004, BioReliance Corporation, a Delaware corporation (“BioReliance”), issued a press release announcing plans to close its Worcester, Massachusetts facility by the end of the first quarter of 2004. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c)	Number	Exhibit
	99.1	Press Release issued by BioReliance Corporation on January 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORELIANCE CORPORATION

By:	/s/ John L. Coker John L. Coker Senior Vice President, Finance and Administration, and Chief Financial Officer

Date: January 29, 2004

EXHIBITS

Number	Exhibit

99.1	Press Release issued by BioReliance Corporation on January 29, 2004.